UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 18, 1994


                   Sears Credit Account Trust 1990 D
              (Exact name of registrant as specified in charter)


Illinois                        33-37019-01            Not Applicable
(State of                       (Commission            (IRS Employer
Organization)                   File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On January 18, 1994, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 21.


Item 7.   Financial Statements and Exhibits


  21. Monthly Investor Certificateholders' Statement related to the distribution of January 18, 1994 and reflecting the performance of the Trust during the Due Period ended in December, 1993, which will accompany the distribution on January 18, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Sears Credit Account Trust 1990 D
                                          (Registrant)


                            By:  Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)




Date: January 18, 1994            By:   /S/PERRY N. WEINE
                                        Perry N. Weine
                                        Vice President, Administration

                                 EXHIBIT INDEX





                                                  Page number
                                                  in sequential
Exhibit No.                                       number system


   21.     Monthly Investor Certificateholders'         5
           Statement - (January 18, 1994).

                                                              Exhibit 21
              MONTHLY INVESTOR CERTIFICATEHOLDERS' STATEMENT

                     SEARS CREDIT ACCOUNT TRUST 1990 D
           _____________________________________________________

                          9.35%  CREDIT ACCOUNT
                        PASS-THROUGH CERTIFICATES
           _____________________________________________________



   Under the Pooling and Servicing Agreement dated as of October 15, 1990 by and among Sears, Roebuck and Co. ("Sears Roebuck"), Sears Receivables Financing Group, Inc. and Continental Bank, National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared
with  respect to  the distribution of   January 18, 1994  (the  "current
Distribution  Date") and  with  respect  to  the  performance  of  the
Trust during  the  Due Period ended in   December, 1993  (the "related
Due Period") is set forth below.   Certain of the information  is
presented  on the  basis of  an original principal amount of $1,000  per
Investor  Certificate.   Certain other  information is presented based
on the aggregate  amounts  for  the Trust as a whole.

A.    Information Regarding the Current Monthly Distribution
      (Stated on the Basis of $1,000 Original Principal Amount).
      _______________________________________________________

      1.   The  total amount of  the  distribution   to
           Investor Certificateholders on  the  current
           Distribution Date per $1,000 interest.......  $0.000000000

      2.   The amount of the distribution set forth  in
           paragraph 1 above in respect of  interest on
           the   Investor   Certificates,   per  $1,000
           interest....................................
$0.000000000

      3.   The amount of the distribution set forth  in
           paragraph 1 above in respect of principal on
           the   Investor   Certificates,   per  $1,000
           interest....................................  $0.00

B.    Information Regarding the Performance of the Trust.
      _________________________________________________

      1.   Collections of Receivables.
           __________________________

           (a)  The aggregate amount of Collections  of
                Finance  Charge  Receivables  processed
                during the related Due Period..........  $14,615,496.85


           (b)  The aggregate amount of Collections  of
                Principal  Receivables processed during
                the related Due Period.................  $49,540,328.22

           (c)  The aggregate amount of Collections  of
                Finance  Charge  Receivables  processed
                during  the related  Due  Period  which
                were   allocated  in  respect  of   the
                Investor Certificates..................  $11,796,030.37

           (d)  The aggregate amount of Collections  of
                Principal  Receivables processed during
                the   related  Due  Period  which  were
                allocated  in  respect of the  Investor
                Certificates...........................  $39,118,907.16
         (e)  The aggregate amount of Collections  of
                Finance  Charge  Receivables  processed
                during the  related  Due  Period  which
                were   allocated  in  respect  of   the
                Seller Certificate.....................  $2,819,466.48

           (f)  The aggregate amount of Collections  of
                Principal  Receivables processed during
                the   related  Due  Period  which  were
                allocated  in respect  of  the   Seller
                Certificate............................  $10,421,421.06

      2.   Principal Receivables in the Trust;  Principal
           Funding Account.
           ______________________________________________

           (a)  The  aggregate amount of  Principal Re-
                ceivables   in  the  Trust  as  of  the
                end  of   the   related   Due    Period
                (which     reflects    the    Principal
                Receivables  represented  by  both  the
                Seller  Certificate  and  the  Investor
                Certificates)..........................  $944,845,136.84

           (b)  The amount of Principal Receivables  in
                the Trust represented by  the  Investor
                Certificates (the "Investor  Interest")
                as   of   the   end  of  the   related
                Due Period ............................  $656,250,000.00

           (c)  The  Investor  Interest  set  forth  in
                paragraph 2(b)  above  as a  percentage
                of the aggregate  amount  of  Principal
                Receivables set forth in paragraph 2(a)
                above..................................  69.46%

           (d)  The Invested  Amount as  of the end  of
                the current Distribution Date..........  $750,000,000.00

           (e)  The total amount to be deposited in the
                Principal Funding Account in respect of
                Collections of Principal Receivables on
                such Distribution Date.................  $31,250,000.00

           (f)  The  total  amount  on  deposit in  the
                Principal Funding Account in respect of
                Collections of Principal Receivables on
                such  Distribution Date  (after  giving
                effect to  the deposit  referred to  in
                paragraph 2(e))........................  $93,750,000.00

           (g)  The total  amount of Investment  Income
                since the last Distribution Date.......  $188,067.92

           (h)  The Deficit Accumulation Amount  (after
                giving effect to the  deposit  referred
                to in paragraph 2 (e)).................  $0.00

      3.   Interest Funding Account.
           ___________________________

           (a)  The total amount to be deposited in the
                Interest  Funding Account in respect of
                Certificate     Interst     on     such
                Distribution Date .....................  $5,843,750.00

           (b)  The total  amount  on  deposit  in  the
                Interest Funding Account in respect  of
                Certificate     Interst     on     such
                Distribution Date (after giving  effect
                to  the   deposit   referred   to    in
                paragraph  3 (a))......................  $17,531,250.00

      4.   Investor Charged-Off Amount.
           ___________________________

           (a)  The  aggregate  amount  of  Receivables
                charged-off  as  uncollectible   during
                the     related        Due       Period
                allocable to the Investor  Certificates
                (the "Investor Charged-Off Amount")....  $3,157,717.60

           (b)  The   Aggregate  Investor   Charged-Off
                Amount.................................  $0.00

      5.   Investor Losses; Reimbursement of Charge-Offs.
           _____________________________________________

           (a)  The excess of the Investor  Charged-Off
                Amount  set  forth  in  paragraph  3(a)
                above over the sum of (i)  payments  in
                respect of the  Available  Subordinated
                Amount and  (ii)  Excess  Servicing, if
                any (an "Investor Loss")...............  $0.00

           (b)  The amount  of  the  Investor  Loss set
                forth  in  paragraph  4(a)  above,  per
                $1,000 interest (which  will  have  the
                effect  of  reducing,   pro  rata,  the
                amount  of  each  Investor Certificate-
                holder's investment)...................  $0.00

           (c)  The  total  amount  reimbursed  to  the
                Trust in the current month from the sum
                of the  Available  Subordinated  Amount
                and   Excess   Servicing,  if  any,  in
                respect  of  Investor  Losses in  prior
                months.................................  $0.00

           (d)  The amount set forth in  paragraph 4(c)
                above, per $1,000 interest (which  will
                have  the  effect  of  increasing,  pro
                rata,  the  amount  of  each   Investor
                Certificateholder's investment)........  $0.00

           (e)  The aggregate amount of Investor Losses
                in  the  Trust as  of the  end  of  the
                current Distribution Date..............  $0.00

           (f)  The amount set forth in  paragraph 4(e)
                above, per $1,000 interest (which  will
                have  the  effect  of   reducing,   pro
                rata,  the  amount  of  each   Investor
                Certificateholder's investment)........  $0.00

      6.   Investor Servicing Fee.
           ______________________

           The  aggregate   amount  of   the   Investor
           Monthly  Servicing Fee payable by the  Trust
           to the Servicer for the related Due Period..  $1,145,833.33

      7.   Available Subordinated Amount.
           ____________________________________________

           (a) The  amount  available   to  be  applied
               pursuant to Section 4.03 as  of the  end
               of the current Distribution Date........  $63,750,000.00

           (b) The amount set forth  in paragraph  6(a)
               above  as  a percentage of  the Invested
               Amount..................................  8.50%

      8.   Investor Excess Spread Analysis
           _______________________________

                                     $                        % (1)
                             ___________________  ___________________

Allocated Yield (2)           $11,984,098.29                19.17%

Less:
Certificate Interest (3)       $5,843,750.00                 9.35%
Servicing Fees (4)              1,145,833.33                 1.83%
Allocated Charge-Offs (5)       3,157,717.60                 5.05%
                               ___________________   ___________________
Subtotal                      $10,147,300.93                16.24%

Excess Spread                  $1,836,797.36                 2.94%

(1) Annualized percentage of the Invested Amount at the beginning of the related Due Period.
(2)    Section B1(c) plus Section B2(g) above
(3)    See Section B3(a) above
(4)    See Section B6 above
(5)    See Section B4(a) above

Note: Payment rate (aggregate collections/beg. receivables
      balance) for the related Due Period:                   6.80%

C.    The Pool Factor.
      _______________

           The Pool Factor  (which represents the ratio
           of the amount of the Invested  Amount as  of
           the  end   of  the   day  on   the   current
           Distribution  Date  to  the  amount  of  the
           Investor Interest as of the  Closing  Date).
           The  amount  of  an  Investor   Certificate-
           holder's  pro  rata  share of  the  Invested
           Amount can be determined by multiplying  the
           original   denomination   of  the   Holder's
           Investor Certificate by the Pool Factor..... 1.0000000


                  CONTINENTAL BANK, NATIONAL ASSOCIATION
                    as Trustee


                  By:  /S/ C. K. Duncan
                    ________________________________
                    Title: Vice President